                                                                  Exhibit 99.(q)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities to sign, any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:      November 1, 2005                   /s/ Charles A. Fiumefreddo
                                               --------------------------
                                                    Charles A. Fiumefreddo

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:      November 1, 2005

                                                      /s/ Manuel H. Johnson
                                                      ---------------------
                                                          Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:      November 1, 2005

                                                      /s/ Michael E. Nugent
                                                      ---------------------
                                                          Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:      November 1, 2005

                                                        /s/ Edwin J. Garn
                                                        -----------------
                                                            Edwin J. Garn

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

                                                        /s/ Michael Bozic
                                                        -----------------
                                                            Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

                                                     /s/ Joseph J. Kearns
                                                     --------------------
                                                         Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

                                                        /s/ Wayne E. Hedien
                                                        -------------------
                                                             Wayne E. Hedien

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jules Buchwald, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: November 1, 2005

                                                          /s/ Fergus Reid
                                                          ---------------
                                                              Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:      November 1, 2005

                                                       /s/ James F. Higgins
                                                       --------------------
                                                           James F. Higgins

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                NOVEMBER 1, 2005

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

            TAXABLE MONEY MARKET FUNDS

            Active Assets Government Securities Trust
            Active Assets Institutional Government Securities Trust Active Assets Institutional Money Trust
            Active Assets Money Trust
            Morgan Stanley Liquid Asset Fund Inc.
            Morgan Stanley U.S. Government Money Market Trust

            TAX-EXEMPT MONEY MARKET FUNDS

            Active Assets California Tax-Free Trust
            Active Assets Tax-Free Trust
            Morgan Stanley California Tax-Free Daily Income Trust
            Morgan Stanley New York Municipal Money Market Trust
            Morgan Stanley Tax-Free Daily Income Trust

            EQUITY FUNDS

            Morgan Stanley Aggressive Equity Fund
            Morgan Stanley Allocator Fund
            Morgan Stanley American Franchise Fund
            Morgan Stanley American Opportunities Fund
            Morgan Stanley Biotechnology Fund
            Morgan Stanley Capital Opportunities Trust
            Morgan Stanley Developing Growth Securities Trust Morgan Stanley Dividend Growth Securities Inc. Morgan Stanley Equally-Weighted S&P 500 Fund Morgan Stanley European Equity Fund Inc.
            Morgan Stanley Financial Services Trust
            Morgan Stanley Fundamental Value Fund
            Morgan Stanley Global Advantage Fund
            Morgan Stanley Global Dividend Growth Securities Morgan Stanley Global Utilities Fund

            Morgan Stanley Growth Fund
            Morgan Stanley Health Sciences Trust
            Morgan Stanley Income Builder Fund
            Morgan Stanley Information Fund
            Morgan Stanley International Fund
            Morgan Stanley International SmallCap Fund
            Morgan Stanley International Value Equity Fund
            Morgan Stanley Japan Fund
            Morgan Stanley KLD Social Index Fund
            Morgan Stanley Mid-Cap Value Fund
            Morgan Stanley Multi-Asset Class Fund - Domestic Portfolio Morgan Stanley Nasdaq-100 Index Fund
            Morgan Stanley Natural Resource Development Securities Inc. Morgan Stanley Pacific Growth Fund Inc.
            Morgan Stanley Real Estate Fund
            Morgan Stanley S&P 500 Index Fund
            Morgan Stanley Small-Mid Special Value Fund
            Morgan Stanley Special Growth Fund
            Morgan Stanley Special Value Fund
            Morgan Stanley Total Market Index Fund
            Morgan Stanley Total Return Trust
            Morgan Stanley Utilities Fund
            Morgan Stanley Value Fund

BALANCED FUNDS

              Morgan Stanley Balanced Growth Fund
              Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND

              Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

            Morgan Stanley Convertible Securities Trust
            Morgan Stanley Federal Securities Trust
            Morgan Stanley Flexible Income Trust
            Morgan Stanley High Yield Securities Inc.
            Morgan Stanley Income Trust
            Morgan Stanley Limited Duration Fund
            Morgan Stanley Limited Duration U.S. Treasury Trust
            Morgan Stanley Total Return Income Securities Fund
            Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

            Morgan Stanley California Tax-Free Income Fund
            Morgan Stanley Limited Term Municipal Trust
            Morgan Stanley New York Tax-Free Income Fund
            Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

            Morgan Stanley Select Dimensions Investment Series

               -    American Opportunities Portfolio
               -    Balanced Growth Portfolio
               -    Capital Opportunities Portfolio
               -    Developing Growth Portfolio
               -    Dividend Growth Portfolio
               -    Equally-Weighted S&P 500 Portfolio
               -    Flexible Income Portfolio
               -    Global Equity Portfolio
               -    Growth Portfolio
               -    Money Market Portfolio
               -    Utilities Portfolio

            Morgan Stanley Variable Investment Series

               -    Aggressive Equity Portfolio
               -    Dividend Growth Portfolio
               -    Equity Portfolio
               -    European Equity Portfolio
               -    Global Advantage Portfolio
               -    Global Dividend Growth Portfolio
               -    High Yield Portfolio
               -    Income Builder Portfolio
               -    Information Portfolio
               -    Limited Duration Portfolio
               -    Money Market Portfolio
               -    Income Plus Portfolio
               -    S&P 500 Index Portfolio
               -    Strategist Portfolio
               -    Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

               Morgan Stanley Government Income Trust
               Morgan Stanley Income Securities Inc.
               Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

            Morgan Stanley California Insured Municipal Income Trust Morgan Stanley California Quality Municipal Securities Morgan Stanley Insured California Municipal Securities Morgan Stanley Insured Municipal Bond Trust
            Morgan Stanley Insured Municipal Income Trust
            Morgan Stanley Insured Municipal Securities
            Morgan Stanley Insured Municipal Trust
            Morgan Stanley Municipal Income Opportunities Trust Morgan Stanley Municipal Income Opportunities Trust II Morgan Stanley Municipal Income Opportunities Trust III Morgan Stanley Municipal Premium Income Trust
            Morgan Stanley New York Quality Municipal Securities Morgan Stanley Quality Municipal Income Trust
            Morgan Stanley Quality Municipal Investment Trust
            Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.             Morgan Stanley Institutional Fund, Inc.

               Active Portfolios:

                  -    Active International Allocation Portfolio
                  -    Emerging Markets Portfolio
                  -    Emerging Markets Debt Portfolio
                  -    Equity Growth Portfolio
                  -    European Real Estate Portfolio
                  -    Focus Equity Portfolio

                  -    Global Franchise Portfolio
                  -    Global Value Equity Portfolio
                  -    International Growth Equity Portfolio
                  -    International Equity Portfolio
                  -    International Magnum Portfolio
                  -    International Small Cap Portfolio
                  -    Money Market Portfolio
                  -    Municipal Money Market Portfolio
                  -    Small Company Growth Portfolio
                  -    Technology Portfolio
                  -    U.S. Real Estate Portfolio
                  -    Value Equity Portfolio

               Inactive Portfolios*:

                  -    Asian Equity Portfolio
                  -    China Growth Portfolio
                  -    Gold Portfolio
                  -    Micro-Cap Portfolio
                  -    Mortgage Backed Securities Portfolio
                  -    Municipal Bond Portfolio
                  -    U.S. Equity Portfolio

               Morgan Stanley Institutional Fund Trust

               Active Portfolios:

                  -    Advisory Foreign Fixed Income II Portfolio
                  -    Advisory Foreign Fixed Income Portfolio
                  -    Advisory Mortgage Portfolio
                  -    Balanced Portfolio
                  -    Core Plus Fixed Income Portfolio
                  -    Equity Portfolio
                  -    High Yield Portfolio
                  -    Intermediate Duration Portfolio
                  -    International Fixed Income Portfolio
                  -    Investment Grade Fixed Income Portfolio
                  -    Limited Duration Portfolio
                  -    Mid-Cap Growth Portfolio
                  -    Municipal Portfolio
                  -    U.S. Core Fixed Income Portfolio

* Have not commenced or have ceased operations

                  -    U.S. Mid-Cap Value Portfolio
                  -    U.S. Small-Cap Value Portfolio
                  -    Value Portfolio

               Inactive Portfolios*:

                  -    Balanced Plus Portfolio
                  -    Growth Portfolio
                  -    New York Municipal Portfolio
                  -    Targeted Duration Portfolio
                  -    Value II Portfolio

3.             The Universal Institutional Funds, Inc.

               Active Portfolios:

                  -    Core Plus Fixed Income Portfolio
                  -    Emerging Markets Debt Portfolio
                  -    Emerging Markets Equity Portfolio
                  -    Equity and Income Portfolio
                  -    Equity Growth Portfolio
                  -    Global Franchise Portfolio
                  -    Global Value Equity Portfolio
                  -    High Yield Portfolio
                  -    International Magnum Portfolio
                  -    Mid-Cap Growth Portfolio
                  -    Money Market Portfolio
                  -    Small Company Growth Portfolio
                  -    Technology Portfolio
                  -    U.S. Mid-Cap Value Portfolio
                  -    U.S. Real Estate Portfolio
                  -    Value Portfolio

               Inactive Portfolios*:

                  -    Asian Equity Portfolio
                  -    Balanced Portfolio
                  -    Capital Preservation Portfolio
                  -    Core Equity Portfolio
                  -    International Fixed Income Portfolio
                  -    Investment Grade Fixed Income Portfolio
                  -    Latin American Portfolio
                  -    Multi-Asset Class Portfolio
                  -    Targeted Duration Portfolio

               Morgan Stanley Institutional Liquidity Funds

                  -    Government Portfolio
                  -    Government Securities Portfolio
                  -    Money Market Portfolio
                  -    Prime Portfolio
                  -    Tax-Exempt Portfolio
                  -    Treasury Portfolio
                  -    Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

               Morgan Stanley Asia-Pacific Fund, Inc.
               Morgan Stanley Eastern Europe Fund, Inc.
               Morgan Stanley Emerging Markets Debt Fund, Inc.
               Morgan Stanley Emerging Markets Fund, Inc.
               Morgan Stanley Global Opportunity Bond Fund, Inc.
               Morgan Stanley High Yield Fund, Inc.
               The Latin American Discovery Fund, Inc.
               The Malaysia Fund, Inc.
               The Thai Fund, Inc.
               The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

               Morgan Stanley Institutional Fund of Hedge Funds
                Morgan Stanley Institutional Fund of Hedge Funds II Alternative Investment Partners Absolute Return Fund Alternative Investment Partners Absolute Return Fund STS